GOLDEN OAK(R) MICHIGAN TAX FREE BOND PORTFOLIO

(A portfolio of the Golden Oak(R)Family of Funds)
------------------------------------------------------------------------------
SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
MARCH 31, 2004

     A special meeting of the shareholders of Golden Oak(R) Michigan Tax Free Bond Portfolio will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania at 2:00 p.m. (Eastern time) on September 28, 2004. Investors who were shareholders of the Golden Oak(R) Michigan Tax Free Bond Portfolio on August 16, 2004 will be asked to vote on the proposed Agreement and Plan of Reorganization described below. If approved by shareholders, the acquisition as explained below will take effect on or about September 28, 2004. Shareholders will be notified if this proposed Agreement and Plan of Reorganization is not approved. Please keep this supplement for your records.

        Shareholders will be asked to consider the following proposals:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Michigan Intermediate Municipal Trust (the "Fund") would acquire all of the assets of Golden Oak(R) Michigan Tax Free Bond Portfolio (the "Portfolio") in exchange for Shares of the Fund to be distributed pro rata by the Portfolio to its Class A and Institutional shareholders, in complete liquidation and termination of the Portfolio; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.



                                                                 August 20, 2004







Edgewood Services, Inc., Distributor


Cusip 38113Q 85 8
Cusip 38113Q 86 6

31120 (8/04)